UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of report (Date of earliest event reported)

                               September 24, 2004

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
              (Address of Principal Executive Offices and Zip code)

                                 (713) 773-3284
              (Registrant's Telephone Number, Including Area Code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

(a) Effective September 24, 2004, the Company's independent auditor was dismissed. In connection therewith the Company states the following:

     (i) Comiskey & Company, P.C. ("Comiskey") was dismissed as the Company's independent auditor, effective September 24, 2004.

     (ii) Comiskey's independent auditor's reports on the Company's financial statements for the years ended April 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles. Comiskey's independent auditor's reports were modified as to an uncertainty about the Company's ability to continue as a going concern.

     (iii)The decision to dismiss Comiskey was approved by the board of directors.

     (iv) There were no disagreements with Comiskey for the years ended April 30, 2004 and 2003 or for the interim period through September 24, 2004, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which, if not resolved to the satisfaction of Comiskey, would have caused it to make reference to the subject matter of the disagreements in connection with its independent auditor's report.

     (v) The Company provided Comiskey with a copy of the disclosures it is making in this report in response to Item 304(a) of Regulation S-B, and requested that Comiskey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of Comiskey's letter is attached hereto as Exhibit 16.

(b) The board of directors selected Pannell Kerr Forster of Texas, P.C. ("PKF") as the Company's successor independent auditor, effective September 24, 2004. Neither the Company, nor any other party on its behalf, consulted with PKF on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure prior to its selection. The Company did not, nor did anyone on its behalf, consult PKF during the Registrant's two (2) most recent fiscal years and during the subsequent interim period prior to the Company's engagement of PKF regarding the application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on the Company's financial statements. The Company's decision was based upon a review of competitive bids submitted from various accounting firms per requests made by the Company during September 2004.

     Comiskey served as the Company's independent auditor since its inception in May 1998. Under the rules of the Securities and Exchange Commission an auditor is required to change audit partners on each account every five years. Comiskey had no partner who could serve as a successor to the partner who has been the audit partner for the last five years.

     The Company filed its Quarterly report on Form 10-QSB on September 20, 2004. Because PFK was not selected as the Company's independent auditor until September 24, 2004, this report was filed without review. PFK should complete its review of that report on or before October 8, 2004 and an amended report containing revisions, if any, will be filed at that time.

     Until the revised Form 10-QSB is filed the Company's stock will trade under the symbol VXENE.

  Item 9.01 Financial Statements and Exhibits

  Exhibit 16 - Letter from Comiskey & Co., P.C.


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                                    SIGNATURE

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      VTEX Energy, Inc.


Date:       September 30, 2004                 By:  /S/ Randal B. McDonald, Jr.
            ------------------                      ---------------------------
                                                    Randal B. McDonald, Jr.
                                                    Chief Financial Officer


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